Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT 99

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2001

FRONTIER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-15540	91-1223535

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

332 SW Everett Mall Way, Everett, Washington 98204

(Address of principal executive offices/Zip Code)

Registrants telephone number, including area code: (425) 514-0700

Item 5. Other Events

     On October 18, 2001, the Board of Directors announced adoption of a stock repurchase program authorizing Frontier to repurchase an additional 5% of its outstanding stock, effective immediately. The press release is filed herewith as Exhibit 99.

Item 7. Exhibits

99	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2001

FRONTIER FINANCIAL CORPORATION

By:	/s/ JAMES F. FELICETTY

Its:	James F. Felicetty Secretary/Treasurer